UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report

November 28, 2005

(Date of earliest event reported)

IVAX Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14798	11-3500746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2140 North Miami Avenue Miami, Florida	33127
(Address of principal executive offices)	(Zip Code)

(305) 324-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

In connection with its plans to expand its operations, on November 28, 2005, IVAX Diagnostics, Inc. (“IVAX Diagnostics”) entered into an agreement (the “Contract”) to purchase certain property from Jeffry A. Epstein (the “Seller”). Under the Contract, IVAX Diagnostics is obligated, subject to certain conditions, to purchase certain real and personal property and assume certain service contracts and property related rights (collectively, the “Property”) from the Seller on the closing date for the purchase price of $8,385,000, subject to certain credits and prorations. The closing date is expected to be January 19, 2006. The Property is located at 3250 Meridian Parkway in Weston, Florida. Within five business days after the execution of the Contract, IVAX Diagnostics is required to pay an initial deposit of $100,000, which, subject to certain exceptions, becomes non-refundable on the closing date.

IVAX Diagnostics is currently in discussions with several potential buyers for the sale of its property located near NW 21st Street on North Miami Avenue in Miami, Florida, which includes the buildings and real property where the corporate headquarters of IVAX Diagnostics and the operations of Diamedix Corporation, a wholly-owned subsidiary of IVAX Diagnostics, are located.

IVAX Diagnostics has made forward-looking statements, which are subject to risks and uncertainties, in this Current Report on Form 8-K. Actual results, performance or achievements could differ materially from those contemplated, expressed or implied by these forward-looking statements. These forward-looking statements are based largely on the expectations, beliefs and assumptions of IVAX Diagnostics’ management and on the information currently available to it and are subject to a number of risks and uncertainties, including, but not limited to, the risks and uncertainties associated with: IVAX Diagnostics may not be able to successfully implement its plans to expand its operations; the purchase of the Property contemplated by the Contract may not be consummated when expected or at all; IVAX Diagnostics may lose its entire initial deposit; if the purchase of the Property contemplated by the Contract is consummated, the current location for the operations of Diamedix Corporation and the corporate headquarters of IVAX Diagnostics (the “Current Location”) may not yet have been sold and may not be able to be sold; if the Current Location is sold, the purchase of the Property contemplated by the Contract may not yet have been consummated and may not be able to be consummated; and negative effects on the real estate market or the economy generally could have a materially adverse impact on the ability of IVAX Diagnostics to consummate the purchase of the Property contemplated by the Contract or the sale of the Current Location. Many of these factors are beyond the control of IVAX Diagnostics.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVAX DIAGNOSTICS, INC.

By:	/s/ Duane Steele
Duane Steele,
Vice President – Business Development

Dated: December 2, 2005